LEHMAN BROTHERS                                               [LOGO] UBS WARBURG




                           LB-UBS COMMERCIAL MORTGAGE
                                  TRUST 2002-C1

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2002-C1


                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.24 BILLION




LEHMAN BROTHERS                                                      UBS WARBURG

                              SALOMON SMITH BARNEY

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERCEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES.

TABLE OF CONTENTS
================================================================================

        I.       TRANSACTION HIGHLIGHTS
        ------------------------------------------------------------------------
        II.      STRUCTURAL HIGHLIGHTS
        ------------------------------------------------------------------------
        III.     COLLATERAL POOL HIGHLIGHTS
        ------------------------------------------------------------------------
        IV.      SIGNIFICANT MORTGAGE LOANS
        ------------------------------------------------------------------------
        V.       SUMMARY POINTS
        ------------------------------------------------------------------------
        VI.      INVESTOR REPORTING
        ------------------------------------------------------------------------
        VII.     TIMELINE
        ------------------------------------------------------------------------

TRANSACTION HIGHLIGHTS
================================================================================

Initial Mortgage Pool Balance:         Approximately $1.24 billion

Public Certificates:                   Approximately $1.12 billion

Private Certificates:*                 Approximately $125.58 million

                                       * The Private Certificates are not
                                         offered hereby.

Co-Lead Manager/Sole Book Runner:      Lehman Brothers Inc.

Co-Lead Manager:                       UBS Warburg LLC

Co-Manager:                            Salomon Smith Barney Inc.

Rating Agencies:                       Standard & Poor's, a division of The
                                       McGraw-Hill Companies, Inc. ("S&P") and
                                       Moody's Investors Service, Inc.
                                       ("Moody's")

Trustee:                               LaSalle Bank National Association

Fiscal Agent:                          ABN AMRO Bank N.V.

Master Servicer:                       First Union National Bank

Special Servicer:                      Lennar Partners, Inc.

TRANSACTION HIGHLIGHTS
================================================================================

Cut-Off Date:                          March 11, 2002

Determination Date:                    11th day of each month or if such day is
                                       not a business day, then the following
                                       business day

Distribution Date:                     4th business day after the Determination
                                       Date of each month, commencing in April
                                       2002

Eligible for Underwriters'
Prohibited Transaction Exemption
for ERISA Purposes (Public
Certificates):                         Classes A-1, A-2, A-3, A-4, A-5, B, C, D,
                                       E and F

DTC (Public Certificates):             Classes A-1, A-2, A-3, A-4, A-5, B, C, D,
                                       E and F

Bloomberg:                             Cash flows will be modeled on Bloomberg

                                                                    Minimum
Denominations:                                  Class             Denomination*
                                       ------------------------  --------------
                                       A-1, A-2, A-3, A-4, A-5,     $10,000
                                          B, C, D, E and F        *Increments
                                                                 $1 thereafter

Lehman Brothers CMBS Index:            All classes will be included in the
                                       Lehman Brothers CMBS Index

STRUCTURAL HIGHLIGHTS
================================================================================

CERTIFICATES

                         ------------------------------ ---
                      / |\\\\\\\\\\ Class A-1 \\\\\\\\\|   |
                     /  |------------------------------|   |---
                    |   |\\\\\\\\\\ Class A-2 \\\\\\\\\|   |   |
                    |   |------------------------------|   |   |
                    |   |\\\\\\\\\\ Class A-3 \\\\\\\\\|   |   |
                    |   |------------------------------|   |   |
                    |   |\\\\\\\\\\ Class A-4 \\\\\\\\\|   |   |
                    |   |------------------------------|   | C |
       Offered     /    |\\\\\\\\\\ Class A-5 \\\\\\\\\|   | L |
     Certificates  \    |------------------------------|   | A |
                    |   |\\\\\\\\\\\ Class B \\\\\\\\\\|   | S |
                    |   |------------------------------|   | S |
                    |   |\\\\\\\\\\\ Class C \\\\\\\\\\|   |   |
                    |   |------------------------------|   | X |
                    |   |\\\\\\\\\\\ Class D \\\\\\\\\\| C | | |
                    |   |------------------------------| L | C |
                    |   |\\\\\\\\\\\ Class E \\\\\\\\\\| A | P |
                     \  |------------------------------| S |(2)|
                      \ |\\\\\\\\\\\ Class F \\\\\\\\\\| S |   |
                        |------------------------------|   |   |
                      / |            Class G           | X |   |
                     /  |------------------------------| | |   |
                    |   |            Class H           | C |   |
                    |   |------------------------------| L |---
                    |   |            Class J           |(1)|
                    |   |------------------------------|   |
                    |   |            Class K           |   |
                    |   |------------------------------|   |
                    |   |            Class L           |   |
                    |   |------------------------------|   |
    Private, 144A  /    |            Class M           |   |
    Certificates   \    |------------------------------|   |
                    |   |            Class N           |   |
                    |   |------------------------------|   |
                    |   |            Class P           |   |
                    |   |------------------------------|   |
                    |   |            Class Q           |   |
                    |   |------------------------------|   |
                    |   |            Class S           |   |
                     \  |------------------------------|   |
                      \ |            Class T           |   |
                         ------------------------------ ---

(1) The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered hereby.
(2) Initial notional amount of class X-CP through March 2005. The Class X-CP notional balance will decrease every year thereafter until March 2009 when the class retires.

STRUCTURAL HIGHLIGHTS
================================================================================

BOND STRUCTURE

o    Sequential pay structure(1)
o Interest and principal are paid to senior classes before subsequent classes receive interest and principal(1)
o Credit enhancement for each class will be provided by the subordinate classes
o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class T)

=================================================================================================================
                   Original          Ratings        Credit                        Wtd. Avg.        Principal
   Class        Face Amount ($)   (S&P/Moody's)     Support     Description     Life (years)       Window (2)
-----------------------------------------------------------------------------------------------------------------
    A-1           $60,000,000        AAA/Aaa        19.875%     Fixed Rate         3.32            04/02-11/06
-----------------------------------------------------------------------------------------------------------------
    A-2           $88,000,000        AAA/Aaa        19.875%     Fixed Rate         5.50            11/06-10/08
-----------------------------------------------------------------------------------------------------------------
    A-3          $269,000,000        AAA/Aaa        19.875%     Fixed Rate         5.71            04/02-06/11
-----------------------------------------------------------------------------------------------------------------
    A-4          $122,000,000        AAA/Aaa        19.875%     Fixed Rate         7.03            10/08-06/11
-----------------------------------------------------------------------------------------------------------------
    A-5          $454,815,000        AAA/Aaa        19.875%     Fixed Rate         9.68            06/11-02/12
-----------------------------------------------------------------------------------------------------------------
     B            $48,063,000        AA/Aa2         16.000%    Fixed Rate(3)       9.88            02/12-02/12
-----------------------------------------------------------------------------------------------------------------
     C            $18,605,000        AA-/Aa3        14.500%    Fixed Rate(3)       9.88            02/12-02/12
-----------------------------------------------------------------------------------------------------------------
     D            $10,852,000         A+/A1         13.625%    Fixed Rate(3)       9.88            02/12-02/12
-----------------------------------------------------------------------------------------------------------------
     E            $18,605,000         A/A2          12.125%    Fixed Rate(3)       9.88            02/12-02/12
-----------------------------------------------------------------------------------------------------------------
     F            $24,807,000         A-/A3         10.125%    Fixed Rate(3)       9.88            02/12-02/12
-----------------------------------------------------------------------------------------------------------------
     G            $20,155,000       BBB+/Baa1       8.500%     Fixed Rate(3)       9.90            02/12-03/12
-----------------------------------------------------------------------------------------------------------------
     H            $18,605,000       BBB/Baa2        7.000%        WAC(4)           9.97            03/12-03/12
-----------------------------------------------------------------------------------------------------------------
     J            $17,055,000       BBB-/Baa3       5.625%        WAC(4)           9.97            03/12-03/12
-----------------------------------------------------------------------------------------------------------------
     K            $12,403,000        BB+/Ba1        4.625%      Fixed Rate         9.97            03/12-03/12
-----------------------------------------------------------------------------------------------------------------
     L            $13,954,000        BB /Ba2        3.500%      Fixed Rate         9.98            03/12-04/12
-----------------------------------------------------------------------------------------------------------------
     M             $6,202,000        BB-/Ba3        3.000%      Fixed Rate         10.05           04/12-04/12
-----------------------------------------------------------------------------------------------------------------
     N             $6,201,000         B+/B1         2.500%      Fixed Rate         10.05           04/12-04/12
-----------------------------------------------------------------------------------------------------------------
     P             $6,202,000         B/B2          2.000%      Fixed Rate         10.54           04/12-01/13
-----------------------------------------------------------------------------------------------------------------
     Q             $4,651,000         B-/B3         1.625%      Fixed Rate         10.80           01/13-01/13
-----------------------------------------------------------------------------------------------------------------
     S             $3,101,000       CCC/Caa2        1.375%      Fixed Rate         10.80           01/13-01/13
-----------------------------------------------------------------------------------------------------------------
     T            $17,055,092          NR            N/A        Fixed Rate         10.80           01/13-01/13
-----------------------------------------------------------------------------------------------------------------
   X-CL     $1,240,331,092(5)        AAA/Aaa         N/A         Variable      8.02(6) IO(8)      04/02-01/13(7)
-----------------------------------------------------------------------------------------------------------------
   X-CP       $966,844,401(5)        AAA/Aaa         N/A         Variable      5.87(6) IO(8)      03/05-03/09(7)
=================================================================================================================
  TOTAL:       $1,240,331,092          --             --            --              --                  --
=================================================================================================================

(1) Except in the case of Class A-2, Class A-3, Class A-4, Class A-5, Class X-CL and Class X-CP which receive interest pro-rata with Class A-1. ___________% of the Principal Distribution Amount to Class A-3 (until such class is retired), and the balance of the Principal Distribution Amount to Class A-1, A-2, and A-4 in numeric sequential order until such class is retired. After Class A-4 is retired, principal up to the Principal Distribution Amount to Class A-5 until such class is retired, unless and until the principal balances of Classes B through T are retired, thereafter, the A Classes receive principal pro rata.
(2) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.
(3) For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
(4) "WAC" describes a variable coupon equal, for any distribution date, to the weighted average of certain net interest rates on the underlying mortgage loans.
(5)  Represents the notional amount.
(6)  Represents the weighted average life of the notional amount.
(7)  Represents period over which the notional amount will be reduced to zero.
(8) Class X-CL and X-CP certificates have rights to the excess interest on all underlying mortgage loans.

STRUCTURAL HIGHLIGHTS
================================================================================

CALL PROTECTION

===============================================================================
                                                                  Statistical
                                                                      Data
-------------------------------------------------------------------------------
Total Loans With Initial Lock-Out                                   100.0% (1)
-------------------------------------------------------------------------------
Loans With Initial Lock-Out & Defeasance Thereafter                  93.4% (1)
-------------------------------------------------------------------------------
Loans With Initial Lock-Out & Yield Maintenance Thereafter            6.6% (1)
-------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out(2)                             96.3 months
-------------------------------------------------------------------------------
Weighted Average Open Period                                        2.1 months
===============================================================================
(1)  Percent of initial mortgage pool balance.
(2) Remaining Lock-Out is the total of Remaining Lock-Out Months and Defeasance Period, if applicable.

===============================================================================
   Open Prepayment Period           Number of          % of Initial Mortgage
     at End of Loan (1)               Loans                Pool Balance
-------------------------------------------------------------------------------
           NONE                         22                     10.7%
-------------------------------------------------------------------------------
         1 MONTH                        33                     22.4%
-------------------------------------------------------------------------------
         2 MONTHS                       28                     18.9%
-------------------------------------------------------------------------------
         3 MONTHS                       55                     44.8%
-------------------------------------------------------------------------------
         4 MONTHS                       2                       1.8%
-------------------------------------------------------------------------------
         6 MONTHS                       1                       1.3%
===============================================================================
          TOTAL:                       141                    100.0%
===============================================================================
(1) Weighted average open period through maturity of the mortgage loans is two months.

STRUCTURAL HIGHLIGHTS
================================================================================

PREPAYMENT PREMIUMS(1)

===================================================================================================================
  PREPAYMENT     4/02     4/03     4/04      4/05     4/06     4/07     4/08     4/09     4/10     4/11      4/12
   PREMIUM
-------------------------------------------------------------------------------------------------------------------
LOCK-OUT/DEF.   100.0%   97.5%     95.7%    94.6%     93.2%   93.5%     93.5%    93.4%   97.2%     95.8%    100.0%
-------------------------------------------------------------------------------------------------------------------
 YIELD MAINT.      -      2.5%     4.3%      5.4%     6.8%     6.5%     5.0%     6.6%     2.8%     2.9%       -
===================================================================================================================
  SUB-TOTAL     100.0%   100.0%   100.0%    100.0%   100.0%   100.0%    98.5%   100.0%   100.0%    98.7%    100.0%
===================================================================================================================

===================================================================================================================
      2%           -       -         -        -         -       -         -        -       -         -        -
-------------------------------------------------------------------------------------------------------------------
      1%           -       -         -        -         -       -         -        -       -         -        -
-------------------------------------------------------------------------------------------------------------------
     OPEN          -       -         -        -         -       -       1.5%       -       -       1.3%       -
===================================================================================================================
    TOTAL       100.0%   100.0%   100.0%    100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%    100.0%
===================================================================================================================

(1) Each percentage represents percentage of then outstanding balance of mortgage loan pool as of the date shown, assuming no prepayments or defaults and that ARD loans mature and payoff on their respective anticipated repayment dates.

COLLATERAL POOL HIGHLIGHTS
================================================================================

o The pool includes ten mortgage loans (representing 31.6% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o The largest of the Investment Grade Loans are the senior loans in the A/B Note structures described on the following page (the "Fashion Valley Mall A Note" and the "400 Atlantic Street A Note").

o    Summary of the pool composition is as follows:

===============================================================================
                               Number   Total Principal Balance    % of Total
                              of Loans     As of Cut-Off Date     Mortgage Pool
-------------------------------------------------------------------------------
    Investment Grade Loans        2            $257,000,000           20.7%
        (Large Loans)
-------------------------------------------------------------------------------
  Investment Grade Loans(1)       8            $135,415,649           10.9%
       (Conduit Loans)
-------------------------------------------------------------------------------
     Other Conduit Loans         131           $847,915,444           68.4%
===============================================================================
           TOTAL:                141         $1,240,331,093          100.0%
===============================================================================

(1) Includes Westfield Portfolio, the subordinate companion loan of the senior Westfield Portfolio Loan which was securitized in LB-UBS 2000-C3.

COLLATERAL POOL HIGHLIGHTS
================================================================================

o The Fashion Valley Mall A Note and the 400 Atlantic Street A Note were created by de-leveraging larger balance loans utilizing the A/B Note structure, which Lehman Brothers developed in LBCMT 1999-C2:

 ---------------------------      ------------------      ------------------      ------------------
|                           | -> |      A Note      | -> |AAA/Aaa to AA+/Aa2| -> |      LB-UBS      |
|                           |    |                  |    |   Cashflows(1)   |    |   2002-C1 Trust  |
|                           |     ------------------      ------------------      ------------------
|      Fashion Valley       |
|         Mall Loan         |
|                           |     ------------------      ------------------      ------------------
|                           | -> |      B Note      | -> |AA/Aa3 to BBB+/A3 | -> |      B Note      |
|                           |    |                  |    |   Cashflows(2)   |    |       Trust      |
 ---------------------------      ------------------      ------------------      ------------------

 ---------------------------      ------------------      ------------------      ------------------
|                           | -> |      A Note      | -> |AAA/Aaa to AA-/Aa2| -> |      LB-UBS      |
|                           |    |                  |    |   Cashflows(3)   |    |   2002-C1 Trust  |
|                           |     ------------------      ------------------      ------------------
|    400 Atlantic Street    |
|           Loan            |
|                           |     ------------------      ------------------      ------------------
|                           | -> |      B Note      | -> | A+/A3 to BB+/Ba1 | -> |      B Note      |
|                           |    |                  |    |   Cashflows(4)   |    |       Trust      |
 ---------------------------      ------------------      ------------------      ------------------

o The A Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments.

o The B Note holder receives no principal payments until the principal amount of the A Note has been paid in full.

(1) S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute to AAA/Aaa through AA+/Aa2 cashflows of the LB-UBS 2002-C1 Trust.
(2) S&P and Moody's have indicated to the Depositor that the B Note proceeds are expected to contribute to AA/Aa3 through BBB+/A3 cashflows of the B Note Trust.
(3) S&P and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute to AAA/Aaa through AA-/A2 cashflows of the LB-UBS 2002-C1 Trust.
(4) S&P and Moody's have indicated to the Depositor that the B Note proceeds are expected to contribute to A+/A3 through BB+/Ba1 cashflows of the B Note Trust.

COLLATERAL POOL HIGHLIGHTS
================================================================================

o    The A Note DSCR and LTV are set forth below:

================================================================================
                          Fashion Valley Mall(3)          400 Atlantic Street(3)
--------------------------------------------------------------------------------
  DSCR(1)                         1.95x                            2.38x
--------------------------------------------------------------------------------
  LTV(2)                          51.2%                            43.5%
--------------------------------------------------------------------------------
S&P/Moody's                      AA+/Aa2                          AA-/A2
================================================================================

o    The combined A Note and B Note(4) DSCR and LTV are set forth below:

================================================================================
                          Fashion Valley Mall             400 Atlantic Street
--------------------------------------------------------------------------------
  DSCR(5)                        1.71x                           1.84x
--------------------------------------------------------------------------------
  LTV(6)                         60.0%                           58.4%
--------------------------------------------------------------------------------
S&P/Moody's                     BBB+/A3                         BB+/Ba1
================================================================================

(1) Based on underwritten cashflow of $25,883,685 and an actual debt service constant of 7.79% for Fashion Valley Mall and assuming a loan amount that includes the A Note only; based on underwritten cashflow of $16,925,484 million and an actual debt service constant of 8.19% for 400 Atlantic Street and assuming a loan amount that includes the A Note only.
(2) Based on a $332,000,000 appraised value dated as of June 2001 for Fashion Valley Mall and assuming a loan amount that includes the A Note only; based on a $200,000,000 appraised value dated as of October 2001 for 400 Atlantic Street and assuming a loan amount that includes the A Note only.
(3) S&P and Moody's have each confirmed to the Depositor that the respective ratings in this column reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.
(4) B Notes for the Fashion Valley Loan and the 400 Atlantic Street Loan are not included in the LB-UBS 2002-C1 Trust.
(5) Based on underwritten cashflow of $25,883,685 and an actual debt service constant of 7.58% for Fashion Valley Mall and assuming an original loan amount that includes the combined A Note and B Note balance ($200,000,000); based on an underwritten cashflow of $16,925,484 and an actual debt service constant of 7.87% for 400 Atlantic Street and assuming a loan amount that includes the combined A Note and B Note balance ($116,779,310).
(6) Based on a $332,000,000 appraised value dated as of June 2001 for Fashion Valley Mall and assuming a loan amount that includes the combined A Note and B Note balance ($199,123,706); based on a $200,000,000 appraised value dated as of October 2001 for 400 Atlantic Street and assuming a loan amount that includes the combined A Note and B Note balance ($116,779,310).

COLLATERAL POOL HIGHLIGHTS
================================================================================

CONDUIT ORIGINATION PROGRAM

     -- UBS and Lehman re-underwrite loans not directly originated by UBS or Lehman, respectively.

     -- Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by a "Big Five" accounting firm).

     -- Generally, underwriting for hospitality loans include "agreed upon procedures" performed by a "Big Five" accounting firm to verify revenue and expense items.

     -- Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     -- Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     --   Substantially all borrowers are single asset entities

     --   Non-consolidation opinions

          o Delivered for substantially all loans with principal balances greater than $15 million

          o 100.0% of the hospitality loans in this transaction have non-consolidation opinions

     -- Cash management systems affecting approximately 96.3% of the initial mortgage pool balance

          o    Springing lockbox - 51.8% of the initial mortgage pool balance

          o    Hard lockbox - 40.5% of the initial mortgage pool balance(1)

          o    Soft lockbox - 4.1% of the initial mortgage pool balance


(1) Includes lockboxes that are under lender's control and are subject to cash management agreements which require daily or periodic sweeps to accounts controlled by the borrower until the occurrence of certain trigger events.

COLLATERAL POOL HIGHLIGHTS
================================================================================

FUNDED ESCROWS

================================================================================
        Escrow Type(1)                        % of Pool with Funded Escrows(2)
--------------------------------------------------------------------------------
Replacement Reserves                                         100.0%
--------------------------------------------------------------------------------
Taxes                                                         99.7%
--------------------------------------------------------------------------------
Insurance                                                     88.0%(3)
--------------------------------------------------------------------------------
TI & LC (Industrial)                                         100.0%
--------------------------------------------------------------------------------
TI & LC (Retail)                                              96.2%
--------------------------------------------------------------------------------
TI & LC (Office)                                              90.3%
================================================================================

(1) Escrows are in the form of either up-front reserves, periodic cash deposits or letters of credit.
(2)  As of the Cut-off-Date, excluding the Investment Grade Loans.
(3) In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.

COLLATERAL POOL HIGHLIGHTS
================================================================================

================================================================================
               General Pool Characteristics as of the Cut-Off Date
--------------------------------------------------------------------------------
Size of Pool                                                      $1,240,331,093
--------------------------------------------------------------------------------
Contributor of Collateral                                          Lehman: 51.6%
                                                                      UBS: 48.4%
--------------------------------------------------------------------------------
Number of Loans                                                              141
--------------------------------------------------------------------------------
Weighted Average Gross Coupon                                             7.187%
--------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                         106 Months
--------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                        103 Months
--------------------------------------------------------------------------------
Average Balance                                                       $8,796,674
--------------------------------------------------------------------------------
Average Conduit Balance (excluding the two A Note Loans)              $7,074,324
--------------------------------------------------------------------------------
Largest Loan                                                        $170,000,000
--------------------------------------------------------------------------------
Largest Conduit Loan                                                 $41,199,970
--------------------------------------------------------------------------------
WA U/W DSCR(2)                                                             1.56x
--------------------------------------------------------------------------------
WA LTV(2)                                                                  65.0%
--------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1)(2)                                               57.1%
--------------------------------------------------------------------------------
Geographic Diversity                      34 states and the District of Columbia
--------------------------------------------------------------------------------
Balloon and/or ARD Loans                                                    100%
================================================================================
(1) Assumes ARD loans are paid in full on their respective anticipated repayment dates.
(2) Credit characteristics excluding the two A Note Loans are as follows: WA U/W DSCR: 1.42x; WA LTV: 69.2%; WA LTV at Maturity/ARD: 60.9%.

COLLATERAL POOL HIGHLIGHTS
================================================================================

PROPERTY TYPE

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and the Investment Grade Loans comprise 93.2% of the initial mortgage pool balance.

o Investment Grade Loans comprise approximately 31.6% of the initial mortgage pool balance.

o 100% of the mortgage loans secured by regional malls have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

================================================================================
                                  Property Type
--------------------------------------------------------------------------------

                                   [PIE CHART]

                         Office                  32.0%
                         Anchored Retail         18.3%
                         Multifamily             18.1%
                         Regional Mall           15.4%
                         Self Storage             6.0%
                         Industrial/Warehouse     5.4%
                         Unanchored Retail        3.2%
                         Hotel                    1.7%

================================================================================
(1)  Includes 1.9% Mobile Home Park.

COLLATERAL POOL HIGHLIGHTS
================================================================================

GEOGRAPHIC DIVERSITY

o The loans are secured by properties located in 34 states and the District of Columbia.

o    The states with the largest concentration are California and Texas.

o 62.5% of the properties in California secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

================================================================================
                               State Distribution
--------------------------------------------------------------------------------

                                   [PIE CHART]

                                CA         31.0%
                                OTHER      13.9%
                                TX          9.2%
                                CT          7.7%
                                FL          7.3%
                                MD          7.3%
                                NY          7.1%
                                NV          6.8%
                                LA          3.9%
                                NC          2.9%
                                VA          2.9%

================================================================================

COLLATERAL POOL HIGHLIGHTS
================================================================================

CUT-OFF DATE LOAN SIZE DIVERSITY

o    141 mortgage loans

o    Average loan size: $8,796,674 ($7,074,324 excluding the two A Notes)

o The largest loan comprises 13.7% of the initial mortgage pool balance (4.1% excluding the two A Notes)

================================================================================
                       Cut-Off Date Loan Size Distribution
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                                  Number of
                                                    Loans
                                <$2         3.0%      29
                                $2-$6      14.6%      55
                                $6-$10     13.7%      23
                                $10-$14    11.2%      12
                                $14-$18    11.7%       9
                                $18-$40    21.8%      10
                                $40-$60     3.3%       1
                                $60-$100    7.0%       1
                                >$100      13.7%       1

                                   $ millions
================================================================================

COLLATERAL POOL HIGHLIGHTS
================================================================================

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o    Weighted average underwritten debt service coverage ratio of 1.56x

================================================================================
                    Underwritten Debt Service Coverage Ratio
--------------------------------------------------------------------------------
     Property Type               % of Pool     W A U/W DSCR    Min/Max U/W DSCR
--------------------------------------------------------------------------------
RETAIL                             36.9%          1.60x          1.23x - 2.30x
--------------------------------------------------------------------------------
 Regional Mall                     15.4%          1.91x          1.60x - 1.95x
--------------------------------------------------------------------------------
 Anchored                          18.3%          1.36x          1.23x - 1.66x
--------------------------------------------------------------------------------
 Unanchored                         3.2%          1.51x          1.32x - 2.30x
--------------------------------------------------------------------------------
OFFICE                             32.0%          1.62x          1.20x - 2.50x
--------------------------------------------------------------------------------
MULTIFAMILY(1)                     18.1%          1.36x          1.14x - 1.76x
--------------------------------------------------------------------------------
SELF STORAGE                        6.0%          1.71x          1.28x - 1.93x
--------------------------------------------------------------------------------
INDUSTRIAL/WAREHOUSE                5.4%          1.39x          1.24x - 1.72x
--------------------------------------------------------------------------------
HOTEL                               1.7%          1.50x          1.50x - 1.50x
--------------------------------------------------------------------------------
TOTAL:                            100.0%          1.56x          1.14x - 2.50x
--------------------------------------------------------------------------------

                                   [BAR CAHRT]

                                                  Number of
                                                    Loans

                             <1.19x           0.3%     1
                             1.20x-1.24x      3.2%     5
                             1.25x-1.29x     14.7%    28
                             1.30x-1.40x     31.1%    52
                             1.40x-1.50x      9.1%    21
                             1.50x-1.60x      7.9%    16
                             1.60x-1.70x      7.1%     6
                             1.70x-1.80x      2.3%     4
                             1.80x-2.00x     16.6%     4
                             >2.00x           7.6%     4

================================================================================
(1)  Includes 1.9%  Mobile Home Park.

COLLATERAL POOL HIGHLIGHTS
================================================================================

CUT-OFF DATE LOAN TO VALUE RATIO

o    Weighted average loan to value of 65.0%

o    Weighted average loan to value at maturity or ARD(1) of 57.1%

================================================================================
                       Cut-Off Date Loan to Value Ratio(1)
--------------------------------------------------------------------------------

                                   [BAR CHART]

                                                     Number of
                                                       Loans

                             35%-45%         10.0%        4
                             45%-55%         20.9%        9
                             55%-60%          3.2%        6
                             60%-65%          8.2%       10
                             65%-70%          9.8%       17
                             70%-75%         22.0%       47
                             75%-80%         26.0%       48

================================================================================
(1)  Assumes ARD loans are paid in full on their anticipated repayment dates.

SIGNIFICANT MORTGAGE LOANS
================================================================================

INVESTMENT GRADE LARGE LOANS

===================================================================================================================
                                                      A/B Loans
===================================================================================================================
                                                                % of Initial
                                               Cut-Off Date    Mortgage Pool
          Property Name         Property Type     Balance         Balance     U/W DSCR(1)  LTV(2)   S&P/Moody's (3)
-------------------------------------------------------------------------------------------------------------------
Fashion Valley Mall(4)          Regional Mall   $170,000,000       13.7%         1.95x      51.2%       AA+/Aa2
-------------------------------------------------------------------------------------------------------------------
400 Atlantic Street (4)            Office        $87,000,000        7.0%         2.38x      43.5%       AA-/A2
===================================================================================================================
    TOTALS / WEIGHTED AVERAGE:        -         $257,000,000       20.7%         2.10x      48.6%          -
===================================================================================================================

(1) Based on underwritten cashflow of $25,883,685 and an actual debt service constant of 7.79% for Fashion Valley Mall and assuming a loan amount that includes the A Note only; based on underwritten cashflow of $16,925,484 million and an actual debt service constant of 8.19% for 400 Atlantic Street and assuming a loan amount that includes the A Note only.
(2) Based on a $332,000,000 appraised value dated as of June 2001 for Fashion Valley Mall and assuming a loan amount that includes the A Note only; based on a $200,000,000 appraised value dated as of October 2001 for 400 Atlantic Street and assuming a loan amount that includes the A Note only
(3) S&P and Moody's have confirmed to the Depositor that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.
(4)  A Note only.

SIGNIFICANT MORTGAGE LOANS
================================================================================

FASHION VALLEY MALL

A Note Cut-Off Date Balance:           $170,000,000

Interest Rate(1):                      6.500%

Anticipated Repayment Date:            10/11/2008

Maturity Date:                         10/11/2031

Term to ARD                            7 years

Amortization:                          30 years

Sponsor:                               Simon Property Group and Prime Property
                                       Fund

Property(2):                           Super-regional mall with 1,710,035 square
                                       feet of gross leaseable area

Location:                              San Diego, CA

Year Built:                            1969; expanded & renovated 1981, 1997

2001 In-Line Sales/SF:                 $563

2001 In-Line Cost of Occupancy:        9.6%

Anchors(3):                            Neiman Marcus (105,144 square feet;
                                       credit rating of BBB/Baa2), Saks Fifth
                                       Avenue (80,000 square feet; credit rating of BB/B1), Nordstrom (220,486 square feet; credit rating of A-/ Baa1), Robinsons-May (201,502 square feet;
                                       credit rating of A+/A1), Macy's (196,120 square feet; credit rating of BBB+/Baa1), JC Penney (250,053 square feet; credit rating of BBB-/Baa3)

2000 Anchor Sales/SF(4):               Neiman Marcus $408; Saks Fifth Avenue
                                       $239; Nordstrom $465; Robinsons-May $257;
                                       Macy's $280; JC Penney $160

(1) Weighted average interest rate for the Fashion Valley Mall Loan A Note and the Companion Note.

(2) Collateral square feet securing the Fashion Valley Mortgaged Property totals 736,730 square feet.

(3) Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the parent if individual department store company is not rated.

(4) With the exception of Saks Fifth Avenue which reports its sales, anchor sales are estimates provided by the Borrower.

SIGNIFICANT MORTGAGE LOANS
================================================================================

FASHION VALLEY MALL (CONT.)

National In-Line Tenants:              Tenant                Square Footage   Lease End Date
                                       ------                --------------   --------------
                                       Crate & Barrel                10,400        6/30/2006
                                       Brooks Brothers                8,911        3/31/2008
                                       Tiffany & Company              6,315       12/31/2007
                                       Coach                          1,661        1/31/2003

Overall Occupancy:                     99.6%

Appraised Value (1):                   $332,000,000

LTV (A Note)(2):                       51.2%

U/W DSCR (A Note)(3):                  1.95x

Reserves:                              On-going tax escrow. Insurance escrow is
                                       required only if insurance is no longer
                                       carried under Sponsor's blanket policy.

Lockbox:                               Springing

Prepayment:                            Defeasance permitted beginning two years
                                       after securitization. Prepayment without penalty allowed starting three months prior to ARD.

B Note: $29,123,706 million subordinated B Note will be offered in a separate private placement. The B Note does not receive principal until the A Note is paid in full.

(1)  Based on third-party appraisal dated as of June 2001.

(2)  As of the Cut-Off Date.

(3) Calculated based on underwritten net cash flow of $25,883,685 and actual debt constant of 7.79%.

SIGNIFICANT MORTGAGE LOANS
================================================================================

400 ATLANTIC STREET

A Note Cut-Off Date Balance:           $87,000,000

Interest Rate(1):                      6.837%

Maturity Date:                         1/11/2012

Term to Maturity:                      10 years

Amortization:                          30 years(2)

Sponsor:                               Alan Landis, Scott Lawlor

Property:                              491,203 square foot, 15-story Class-A
                                       office building with parking decks
                                       totaling 908 spaces

Location:                              Stamford, Connecticut

Year Built:                            1980/ renovated 2001

Occupancy:                             100%

                                                           Approximate % of    Square                         Ratings
Major Tenants                          Tenant                     Base Rent   Footage  Lease End Date   (S&P/Moody's)
                                       ------                     ---------   -------  --------------   -------------
                                       American Express                 40%   192,638    9/30/2011(3)           A+/A1
                                       International Paper              28%   132,004      12/31/2015        BBB/Baa2
                                       UBS                              16%    73,564       9/30/2007         AA+/Aa2
                                       Abbey National                    3%    17,580       6/30/2008          AA/Aa2
                                       Quick & Reilly                   .9%     4,615       7/31/2011           NA(4)
                                       Met Life Insurance               .5%     4,108      10/31/2002            A/A1

(1) Weighted average interest rate for the 400 Atlantic Street A Note and the Companion Loan.

(2) Amortization calculated based on combined principal balance of A Note and B Note. Additionally, from and after the 60th payment date, excess cash flow is swept and applied to principal in an amount equal to the lessor of (x) the excess cash flow from the property and (y) $76,667.

(3)  American Express has the right to terminate 9/30/2008.

(4) A subsidiary of FleetBoston Financial Corporation (rated A/A1 by S&P and Moody's, respectively).

SIGNIFICANT MORTGAGE LOANS
================================================================================

400 ATLANTIC STREET (CONT.)

Appraised Value(1):                    $200,000,000

LTV (A Note)(2):                       43.5%

U/W DSCR (A Note) (3):                 2.38x

Reserves:                              On-going for taxes, insurance,
                                       replacement and TI/LC reserves. An $8.5
                                       million lease termination payment and
                                       total excess cash flow sweep in the event
                                       American Express exercises its 2008
                                       termination option (requires 18 months
                                       notice).

Lockbox:                               Hard

Prepayment:                            Defeasance permitted beginning two years
                                       after securitization. Prepayment without penalty permitted two months prior to maturity.

B Note: $29,779,310 subordinated B Note will be offered in a separate private placement. The B Note does not receive principal until the A Note is paid in full.

Mezzanine Loan:                        Mezzanine debt in the amount of
                                       approximately $27 million, which is fully amortizing during the term of this loan and is subject to an Intercreditor
                                       Agreement which complies with rating
                                       agency guidelines.

(1)  Based on third-party appraisal dated as of October 2001.

(2)  As of the Cut-Off Date.

(3) Calculated based on underwritten net cash flow of $16,925,484 and actual debt constant of 8.19%.

SIGNIFICANT MORTGAGE LOANS
================================================================================

OTHER SIGNIFICANT MORTGAGE LOANS CHARACTERISTICS

=================================================================================================================================
                                               Other Investment Grade Mortgage Loans
=================================================================================================================================
                                                   Cut-Off Date   % of Initial Mortgage
       Name                     Property Type         Balance          Pool Balance      U/W DSCR(1)   LTV(2)     S&P/Moody's (3)
---------------------------------------------------------------------------------------------------------------------------------
U-Haul Portfolio(4)              Self-Storage       $50,418,599             4.1%          1.84x       54.8%        BBB-/Baa1
---------------------------------------------------------------------------------------------------------------------------------
235 Second Street                   Office          $32,500,000             2.6%          1.41x       36.5%          BBB/Aa3
---------------------------------------------------------------------------------------------------------------------------------
Westfield Portfolio(5)          Regional Mall/      $30,066,418             2.4%          1.60x(6)    54.2%(7)      BBB/Baa2
                               Anchored Retail
---------------------------------------------------------------------------------------------------------------------------------
Lakeside at Loudon I & II(8)        Office          $22,430,632             1.8%          1.71x       60.3%         BBB-/Baa3
=================================================================================================================================
         TOTALS/WTD. AVG.:          -----          $135,415,649            10.9%          1.66x       51.2%           -----
=================================================================================================================================

(1)  Calculated based on underwritten net cashflow and actual debt constant.

(2)  Calculated based on Cut-Off Date balance and related appraised value.

(3) S&P and Moody's have confirmed that any ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

(4) Consists of four cross-collateralized and cross-defaulted multiple property loans (U-Haul A: $12,945,100; U-Haul B: $14,583,455; U-Haul C: $11,397,598;
     U-Haul D: $11,492,445).

(5) Subordinate companion loan of the senior Westfield Portfolio Loan which was securitized in LB-UBS 2000-C3.

(6) Calculated based an underwritten net cash flow of $18,593,037 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).

(7) Calculated based an appraised value of $235,000,000 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).

(8)  Consists of two cross-collateralized and cross-defaulted loans (Lakeside I:
     $9,769,787; Lakeside II: $12,660,846).

SIGNIFICANT MORTGAGE LOANS
================================================================================

U-HAUL PORTFOLIO(1)

Cut-Off Date Balance:                  $50,418,599

Interest Rate:                         7.820%

Anticipated Repayment Date ("ARD"):    1/11/2012

Maturity Date:                         1/11/2032

Term to ARD:                           10 years

Amortization:                          30 years

Sponsor:                               SAC Holding Corporation

Property:                              37 self-storage properties containing
                                       16,250 self-storage units with
                                       approximately 1,371,970 rentable square
                                       feet

Location:                              20 states including five in California
                                       and seven in Texas

Years Built:                           Various

Overall Occupancy:                     84.7%(2)

Appraised Value(3):                    $91,940,000

LTV(4):                                54.8%

U/W DSCR(5):                           1.84x

Reserves:                              On-going for taxes, insurance and
                                       replacement reserves

Lockbox: Soft (Daily receipts are collected by an affiliated property manager and deposited within one business day into a clearing account controlled by the lender).

Prepayment:                            Defeasance permitted two years after
                                       securitization. Prepayment without
                                       penalty allowed starting three months
                                       prior to maturity.

(1) Consists of four cross-collateralized and cross-defaulted multiple property loans (U-Haul A: $12,945,100; U-Haul B: $14,583,455; U-Haul C: $11,397,598;
     U-Haul D: $11,492,445).

(2)  Weighted average occupancy.

(3) Combined appraised values based on third-party appraisals dated as of October 2001 through December 2001.

(4) As of the Cut-Off Date calculated based on total loan proceeds and the combined appraised values.

(5)  Calculated based on underwritten net cashflow and actual debt constant.

SIGNIFICANT MORTGAGE LOANS
================================================================================

235 SECOND STREET


Cut-Off Date Balance:                  $32,500,000

Interest Rate:                         7.940%

Anticipated Repayment Date:            4/11/2012

Maturity Date:                         4/11/2017

Term to Maturity:                      10 years

Amortization:                          15 years

Sponsor: Mr. and Mrs. Robert Birmingham (75%) and the DeSilva Group (25%)

Property:                              Seven-story, Class-A office building
                                       containing 283,416 square feet

Location:                              San Francisco, California

Year Built:                            1912/ renovated 2001

Occupancy:                             100%

Tenant:                                CNET Networks Inc.

Appraised Value(1):                    $89,100,000

LTV(2):                                36.5%

U/W DSCR(3):                           1.41x

Reserves:                              On-going for taxes, insurance,
                                       replacement reserves and TI/LCs.

Lockbox:                               Hard

Prepayment:                            Defeasance permitted beginning two years
                                       after securitization. Prepayment without penalty allowed starting 30 days prior to maturity.

Mezzanine Loan:                        Mezzanine debt in the amount of
                                       approximately $14.5 million, which is
                                       fully amortizing during the term of this loan and is subject to an Intercreditor
                                       Agreement which complies with rating
                                       agency guidelines.

(1)  Based on third-party appraisal dated as of October 2001.
(2)  As of the Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

SIGNIFICANT MORTGAGE LOANS
================================================================================


WESTFIELD PORTFOLIO(1)

B Note Cut-Off Date Balance:           $30,066,418

Interest Rate:                         7.820%(2)

Anticipated Repayment Date:            12/11/2009

Maturity Date:                         12/11/2029

Original Term to ARD                   10 years

Amortization:                          30 years(3)

Sponsor:                               Westfield America

Property:                              Downtown Plaza is a regional mall with
                                       1,187,648 square feet of gross leasable
                                       area. Eastland Center is a 876,158 square foot power center.

Location:                              Downtown Plaza: Sacramento, California
                                       Eastland Center: West Covina, California

Year Built:                            Downtown Plaza: 1971; renovated 1993
                                       Eastland Center: 1957; expanded and
                                       renovated 1996, 2001

2001 In-Line Sales/SF:                 Downtown Plaza: $331
                                       Eastland Center: $290

2001 In-Line Occupancy Cost:           Downtown Plaza: 14.9%
                                       Eastland Center: 7.2%

(1) Subordinate companion loan of the senior Westfield Portfolio Loan which was securitized in LB-UBS 2000-C3.
(2)  Based on the weighted average coupon.
(3) Pursuant to the A/B Note structure, the B Note does not receive any principal payments until the balance of the A Note is reduced to zero.

SIGNIFICANT MORTGAGE LOANS
================================================================================

Westfield Portfolio (CONT.)

Anchors(1):                            Downtown Plaza: Macy's (332,500 square
                                       feet; credit rating of BBB+/Baa1), Macy's
                                       Men & Furniture (171,000 square feet;
                                       credit rating of BBB+/Baa1), California
                                       Department of Education (186,569 square
                                       feet; office tenant) Eastland Center:
                                       Target (122,000 square feet; credit
                                       rating A+/A2), Burlington Coat Factory
                                       (100,000 square feet); Mervyn's (79,800
                                       square feet; credit rating A+/A2) and
                                       Circuit City (33,471 square feet)

2001 Anchor Sales/SF:                  Downtown Plaza: Macy's and Macy's Men and
                                       Furniture: $88 million (total store
                                       sales) Eastland Center: Target: $338;
                                       Burlington Coat Factory: $91; Mervyn's:
                                       $294; Circuit City (recently opened)

Overall Occupancy:                     97.8%(2)

Appraised Value (3):                   $235,000,000

LTV(4):                                54.2%

U/W DSCR(5):                           1.60x

Reserves:                              Reserves for TI/LCs and operating
                                       expenses if DSCR falls below 1.25x or
                                       upon event of default.

Lockbox:                               Hard

Prepayment:                            Prepayment with yield maintenance
                                       permitted on or after December 11, 2002.
                                       Defeasance permitted two years after
                                       securitization. Prepayment without
                                       penalty permitted three months prior to
                                       maturity.

(1) Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the parent if individual department store company is not rated.
(2)  Weighted average occupancy.
(3)  Based on third-party appraisal dated as of March 2002.
(4) Calculated based on an appraised value of $235,000,000 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).
(5) Calculated based an underwritten net cash flow of $18,593,037 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).

SIGNIFICANT MORTGAGE LOANS
================================================================================

LAKESIDE AT LOUDON I & II(1)

Cut-Off Date Balance:                  $22,430,632

Interest Rate:                         7.350%

Anticipated Repayment Date ("ARD"):    11/11/2011

Maturity Date:                         11/11/2031

Term to ARD:                           10 years

Amortization:                          30 years

Sponsor:                               Buchanan Partners, LLC and Stone Hedge
                                       Investments

Property:                              Two adjacent Class A office properties
                                       totaling over 203,750 square feet

Location:                              Sterling, Virginia (Loudon County)

Year Built:                            1999 (Building I) and 2000 (Building II)

Occupancy:                             100%(2)

Major Tenants(3):                      Building I: Cigital (40,014 sf; 22.2%
                                       base rent); Alpha Construction (13,737
                                       sf; 7.6% base rent); Orbital Science
                                       (13,394 sf; 7.4% base rent); Washington
                                       Radiology (11,961 sf; 4.9% base rent).
                                       Building II: Verisign (101,875 sf; 44.1% base rent).

(1)  Consists of two cross-collateralized and cross-defaulted loans (Lakeside I:
     $9,769,787; Lakeside II: $12,660,846).
(2)  Weighted average occupancy.
(3)  Calculated based on percentage of base rent of both buildings combined.

SIGNIFICANT MORTGAGE LOANS
================================================================================

LAKESIDE AT LOUDON I & II (CONT.)

Appraised Value(1):                    $37,200,000

LTV(2):                                60.3%

U/W DSCR(3):                           1.71x

Reserves:                              $500,000 up-front for TI/LCs. On-going
                                       for taxes, insurance, replacement
                                       reserves and TI/LCs.

Lockbox:                               Hard

Prepayment:                            Prepayment with yield maintenance
                                       permitted two years after securitization.
                                       Prepayment without penalty allowed
                                       starting four months prior to the
                                       Anticipated Repayment Date.

(1) Combined appraised values based on third-party appraisals dated as of July 2001.
(2) As of the Cut-Off Date calculated based on total loan proceeds and the combined appraised values.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

SIGNIFICANT MORTGAGE LOANS
================================================================================

OTHER SIGNIFICANT MORTGAGE LOANS CHARACTERISTICS

=============================================================================================================
                                       Other Significant Mortgage Loans
=============================================================================================================
                                                Cut-Off Date   % of Initial Mortgage
         Name                Property Type        Balance          Pool Balance        U/W DSCR(1)   LTV(2)
-------------------------------------------------------------------------------------------------------------
Tanamera Apartments           Multifamily       $41,199,970            3.3%              1.35x        72.2%
-------------------------------------------------------------------------------------------------------------
First Bank and Trust Center      Office         $39,850,496            3.2%              1.64x        64.5%
-------------------------------------------------------------------------------------------------------------
260 Eleventh Avenue              Office         $35,912,633            2.9%              1.33x        69.1%
-------------------------------------------------------------------------------------------------------------
      TOTALS/WTD. AVG.:          -----         $116,963,099            9.4%              1.44x        68.6%
=============================================================================================================

(1)  Calculated based on underwritten net cashflow and actual debt constant.
(2)  Calculated based on Cut-Off Date balance and related appraised value.

SIGNIFICANT MORTGAGE LOANS
================================================================================

TANAMERA APARTMENTS

Cut-Off Date Balance:                  $41,199,970

Interest Rate:                         6.960%

Maturity Date:                         2/11/2012

Term to Maturity:                      10 years

Amortization:                          30 years

Sponsor: Thomas Hantges and Joseph Milanowski, President and CEO, respectively of USA Capital

Property:                              Luxury apartment complex comprising 440
                                       units in 55 two-story buildings

Location:                              Reno, Nevada

Years Built:                           1999/2000

Overall Occupancy:                     90%

Appraised Value(1):                    $57,100,000

LTV(2):                                72.2%

U/W DSCR(3):                           1.35x

Reserves:                              On-going for taxes, insurance. Capex
                                       reserve of $146 per unit.

Lockbox:                               Hard

Prepayment:                            Defeasance permitted beginning four years
                                       after loan origination. Prepayment
                                       without penalty allowed starting one
                                       month prior to maturity.

(1)  Based on third-party appraisal dated as of October 2001.
(2)  As of the Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

SIGNIFICANT MORTGAGE LOANS
================================================================================

FIRST BANK AND TRUST CENTER

Cut-Off Date Balance:                  $39,850,496

Interest Rate:                         7.250%

Anticipated Repayment Date ("ARD"):    10/11/2011

Maturity Date:                         10/11/2031

Term to ARD:                           10 years

Amortization:                          30 years

Sponsor:                               Joseph C. Canizaro

Property:                              454,908 square foot, 22-story, Class A
                                       office building with a six-story parking garage with 1,917 spaces

Location:                              Metairie, Louisiana (five miles west of
                                       downtown New Orleans)

Year Built:                            1986; renovated 1996

Occupancy:                             93.1%

Major Tenants                          Tenant                 Square Feet  % of Base Rent  Lease End Date
                                       ------                 -----------  --------------  --------------
                                       Ochsner Health Plan         86,075           21.3%       5/31/2008
                                       University of Phoenix       43,010           10.6%       3/31/2004

SIGNIFICANT MORTGAGE LOANS
================================================================================

FIRST BANK AND TRUST CENTER (CONT.)


Appraised Value(1):                    $61,750,000

LTV(2):                                64.5%

U/W DSCR(3):                           1.64x

Reserves:                              Upfront and on-going reserves for taxes,
                                       insurance, replacement reserves and
                                       TI/LCs.

Lockbox:                               Hard

Prepayment:                            Defeasance permitted beginning two years
                                       after securitization. Prepayment without penalty allowed starting three months prior to maturity.

(1)  Based on third-party appraisal dated as of January 2002.
(2)  As of the Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

SIGNIFICANT MORTGAGE LOANS
================================================================================

260 ELEVENTH AVENUE

Cut-Off Date Balance:                  $35,912,633

Interest Rate:                         7.700%

Anticipated Repayment Date ("ARD"):    1/11/2013

Maturity Date:                         1/11/2027

Term to ARD:                           11 years

Amortization:                          25 years

Sponsor:                               Harry Feldman, Jules Demchick and David
                                       Feinberg

Property:                              Seven-story office building and a
                                       six-story office building inter-connected to form one complex with a combined
                                       209,600 rentable square feet.

Location:                              New York, New York

Years Built:                           1911/1940; renovated 2002

Occupancy:                             100%

Major Tenants                          Tenant                     Square Feet   % of  Base Rent   Lease End Date
                                       -------                    -----------   ---------------   --------------
                                       City of New York's Human       200,000             98.2%    10/31/2021(1)
                                       Resources Administration
                                       Chelsea Motor Rental             9,600              1.8%        1/31/2003

(1)  City of New York has the right to terminate the lease on 11/1/2013.

SIGNIFICANT MORTGAGE LOANS
================================================================================

260 ELEVENTH AVENUE (CONT).

Appraised Value(1):                    $52,000,000

LTV(2):                                69.1%

U/W DSCR(3):                           1.33x

Reserves:                              On-going for taxes, insurance,
                                       replacement reserves and TI/LCs.
                                       Additional reserves are collected if New
                                       York City gives notice that it is
                                       exercising its termination option in the 12th year of lease term.

Lockbox:                               Hard

Prepayment:                            Defeasance permitted beginning two years
                                       after securitization. Prepayment without penalty allowed starting three months prior to maturity.

(1)  Based on third-party appraisal dated as of December 2001.
(2)  As of the Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

SUMMARY POINTS
================================================================================

o    Weighted average DSCR of 1.56x; weighted average Cut-Off Date LTV of 65.0%.

o The significant loans discussed in this presentation have a weighted average DSCR of 1.83x and a weighted average Cut-Off Date LTV of 53.9% and collectively represent 41.1% of the initial mortgage pool balance.

o Investment Grade Loans collectively represent 31.6% of initial mortgage pool balance.

o Office, anchored retail, regional mall, industrial/warehouse, multifamily(1) and Investment Grade Loans comprise 93.2% of the initial mortgage pool balance.

o Geographically diversified with properties located in 34 states and the District of Columbia.

o 100.0% of the loans, excluding the Investment Grade Loans, have ongoing reserves for replacements and 99.7% for taxes and 88.0% of such loans have ongoing reserves for insurance.(2)

o    96.3% of the initial mortgage pool balance have cash management systems.

o Established relationship between UBS Warburg and Lehman Brothers - this transaction marks the 7th consecutive LB-UBS conduit transaction since early 2000.


(1)  Includes 1.9% Mobile Home Park.
(2) In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.

INVESTOR REPORTING
================================================================================

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders.

     NAME OF REPORT                         DESCRIPTION (INFORMATION PROVIDED)
--------------------------------------------------------------------------------------------------------
1    Distribution Date Statements           principal and interest distributions, principal balances
--------------------------------------------------------------------------------------------------------
2    Mortgage Loan Status Report            portfolio stratifications
--------------------------------------------------------------------------------------------------------
3    Comparative Financial Status Report    revenue, NOI, DSCR to the extent available
--------------------------------------------------------------------------------------------------------
4    Delinquent Loan Status Report          listing of delinquent mortgage loans
--------------------------------------------------------------------------------------------------------
5    Historical Loan Modification Report    information on modified mortgage loans
--------------------------------------------------------------------------------------------------------
6    Historical Liquidation Report          net liquidation proceeds and realized losses
--------------------------------------------------------------------------------------------------------
7    REO Status Report                      NOI and value of REO
--------------------------------------------------------------------------------------------------------
8    Servicer Watch List                    listing of loans in jeopardy of becoming specially serviced
--------------------------------------------------------------------------------------------------------
9    Loan Payoff Notification Report        listing of loans that have given notice of intent to payoff

TIMELINE
================================================================================

DATE                         EVENT
--------------------------------------------------------------------------------
Week of March 11, 2002       Structural & Collateral Term Sheets and Presale
                             Reports Available/ Road Shows/ Investor Calls/ Red
                             Herrings Available
--------------------------------------------------------------------------------
On or about March 18, 2002   Pricing
--------------------------------------------------------------------------------
Week of March 25, 2002       Closing
--------------------------------------------------------------------------------